UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2020

HANNOVER HOUSE, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-28723	91-1906973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 N. College Ave
Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

818-481-5277
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

As of the date of this filing, Issuer Hannover House, Inc. (symbol OTC: HHSE) has not yet registered its securities. The company’s stock shares are currently being traded on the OTC Markets Pinksheets Exchange. Issuer is in the process of completing the filing of a Form 10 Registration imminently, after which time, the company’s shares will become registered with the Securities and Exchange Commission.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

A). Theatrical Distribution Pact with Snowy Morning, Inc. – On November 15, 2019, Company entered into an agreement with Snowy Morning, Inc. regarding the licensing of the North American distribution rights to the motion picture “WILDFIRE,” now in production. Over the course of the next six months, Company shall advance or cause to be paid on behalf of Snowy Morning, Inc. sums not to exceed one-hundred-fifty-thousand dollars (USD $150,000) as a recoupable advance against theatrical releasing revenues otherwise due to Snowy Morning, Inc. under the distribution pact with Company. As of the date of this filing, Company has provided $41,641 to Snowy Morning, Inc. to assist with the ongoing production and post production of the film “WILDFIRE.” Hannover House, Inc. CEO Eric Parkinson has been providing services on a non-exclusive, work-for-hire basis to Snowy Morning, Inc. regarding Parkinson’s services in co-writing, co-producing and directing of this feature film. Company shall not be responsible for any of the other costs or obligations of Snowy Morning, Inc. as a result of Company’s agreement to advance recoupable sums to Snowy Morning, Inc. for the completion of “WILDFIRE.” Snowy Morning, Inc. shall retain all other distribution and intellectual property rights (including international, home video, streaming and television), but Hannover House, Inc. shall retain a lien against any other domestic revenues in the event that net theatrical collections from the release of the film to theatres in North America are not sufficient to pay to Hannover House it’s applicable fees, plus recoupment of marketing and releasing costs, plus recoupment of advances paid to Snowy Morning, Inc. by Hannover House, Inc. under this agreement.

B). Engagement of M2 Compliance for S.E.C. Reporting and Filing – In anticipation of the Company’s filing of the Form 10 Registration Statement (and a separate filing for an additional registration of securities), Company has engaged M2 Compliance for the formatting, XBRL Conversion work and direct submissions to the S.E.C. Edgar Database. The initial term of the engagement for M2 Compliance is one (1) year.

C). Engagement of Interim Chief Financial Officer – Company has entered into an agreement with CPA and financial services executive Randall Blanton, to perform work for the Company as interim C.F.O., including recent and ongoing assistance with the preparation and review of Company reports and documents for the Form 10 Registration and the required audits for the Form 10. After Company’s registration with the S.E.C. is approved, Company intends to purchase “Directors and Officers Liability Insurance Coverage” for all principal managers and board members. Mr. Blanton’s initial commitment is for the interim period of ninety (90) days; however, Blanton has expressed his willingness to join Hannover House, Inc. on a full-time basis at such time that the Directors and Officers Liability Insurance Coverage is in place.

Item 1.02 Termination of a Material Definitive Agreement.

NOT APPLICABLE

Item 1.03 Bankruptcy or Receivership.

NOT APPLICABLE

Item 1.04 Mine Safety – Reporting of Shutdowns and Patterns of Violations.

NOT APPLICABLE

Section 2 - Financial Information

Company’s balance sheet and notes as of the 12-month period ending Dec. 31, 2019 are included in this information filing under Section 9 below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

SEE ITEM 1.01-A above.

Item 2.02 Results of Operations and Financial Condition.

SEE SECTION 9

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NOT APPLICABLE

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

NOT APPLICABLE

Item 2.05 Costs Associated with Exit or Disposal Activities.

NOT APPLICABLE

Item 2.06 Material Impairments.

NOT APPLICABLE

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

NOT APPLICABLE

Item 3.02 Unregistered Sales of Equity Securities.

NOT APPLICABLE

Item 3.03 Material Modification to Rights of Security Holders.

NOT APPLICABLE

Section 4 - Matters Related to Accountants and Financial Statements.

NOT APPLICABLE

Item 4.01 Changes in Registrant’s Certifying Accountant.

NOT APPLICABLE

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

NOT APPLICABLE

Section 5 - Corporate Governance and Management Item 5.01 Changes in Control of Registrant.

NOT APPLICABLE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NOT APPLICABLE

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company has amended its Bylaws to include a Corporate Code of Ethics, attached hereto as Exhibit “A.”

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

NOT APPLICABLE

Section 5.06 -Change in Shell Company Status.

NOT APPLICABLE

Item 5.07 Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 5.08 Shareholder Director Nominations

NOT APPLICABLE

Section 6 -Asset-Backed Securities.

NOT APPLICABLE

Item 6.01 ABS Informational and Computational Material.

NOT APPLICABLE

Item 6.02 Change of Servicer or Trustee.

NOT APPLICABLE

Item 6.03 Change in Credit Enhancement or Other External Support.

NOT APPLICABLE

Item 6.04 Failure to Make a Required Distribution.

NOT APPLICABLE

Item 6.05 Securities Act Updating Disclosure.

NOT APPLICABLE

Item 6.06 Static Pool.

NOT APPLICABLE

Section 7 - Regulation FD

NOT APPLICABLE

Item 7.01 Regulation FD Disclosure.

NOT APPLICABLE

Section 8 - Other Events

Item 8.01 Other Events.

Section 9 - Financial Statements and Exhibits

A). Financial Results are listed in item 9.01 below and included in the following pages;

B). Company Code of Ethics addendum to Corporate Bylaws are attached as Exhibit “A” following officer signature.

Item 9.01 Financial Statements and Exhibits.

EX 1	SEE COMPANY BALANCE SHEET, NOTES AND INCOME STATEMENTS FOR THE 12-MONTH PERIOD ENDING DEC. 31, 2019 ON THE FOLLOWING PAGES.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNOVER HOUSE, INC.
(Registrant)
Date: March 02, 2020
/s/ Eric F. Parkinson
	By:	ERIC F. PARKINSON
Chairman, C.E.O. & Secretary